UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 23, 2012

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code                   (415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)        On January 22, 2012, the Board of Directors (the “Board”) of Williams-Sonoma, Inc. (the “Company”) elected Mary Ann Casati and Lorraine Twohill to serve as directors of the Company, effective January 23, 2012. On January 23, 2012, the Company issued a press release announcing the election of Ms. Casati and Ms. Twohill to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d)	List of Exhibits

99.1      Press Release dated January 23, 2012 titled Williams-Sonoma, Inc. Announces the Election of Mary Ann Casati and Lorraine Twohill to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: January 23, 2012	By:	/s/	Sharon L. McCollam

Sharon L. McCollam Executive Vice President, Chief Operating and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 23, 2012 titled Williams-Sonoma, Inc. Announces the Election of Mary Ann Casati and Lorraine Twohill to its Board of Directors

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